SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                              ------------------
                          Deutsche Large Cap Value VIP


EACH PROSPECTUS IS SUPPLEMENTED AS FOLLOWS:


The following information replaces the "Main investments" and "Management process" disclosure contained in the "PRINCIPAL INVESTMENT STRATEGY" section of the summary section and the "Fund Details" section of the fund's prospectus:


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg. TM) Value Index and that portfolio management believes are undervalued. While the market capitalization range of the Russell 1000 (Reg. TM) Value Index changes throughout the year, as of June 30, 2016, the market capitalization range of the Russell 1000 (Reg. TM) Value Index was between approximately $1.48 billion and $515.59 billion. Companies are selected for the fund's portfolio using the Cash Return on Capital Invested (CROCI (Reg. TM)) strategy as the primary factor, among other factors. Portfolio management will select stocks from among the largest US companies which are under CROCI (Reg. TM) coverage at any given time (while the number of companies under CROCI (Reg. TM) coverage will vary, as of September 30, 2016, approximately 345 companies were under CROCI (Reg.
TM) coverage). Approximately 40 companies are identified from the selection universe for investment, though, at times, the number of stocks held may be higher or lower than 40 stocks at the discretion of portfolio management or as a result of corporate actions, mergers or other events.


Companies are selected from the following economic sectors classified in accordance with the Global Industry Classification Standard (GICS): Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Information Technology, Industrials, Materials, Telecommunications Services and Utilities.


MANAGEMENT PROCESS. Portfolio management will select stocks of companies that it believes offer economic value, utilizing the CROCI (Reg. TM) strategy as the primary factor, among other factors. The CROCI (Reg. TM) strategy is an investment process based on a proprietary valuation technique that attempts to understand the value of a company by converting financial statement data into a set of economic inputs that are used to calculate a valuation metric called the CROCI (Reg. TM) Economic Price Earnings Ratio which is comparable across markets, sectors and stocks. The CROCI (Reg. TM) Economic Price Earnings Ratio seeks to measure the "real" economic value rather than the "accounting" value of a company's invested capital, and the economic returns thereof. Portfolio management believes that, over time, companies with more favorable financial metrics, including CROCI (Reg. TM) Economic Price Earnings Ratios, will outperform other companies.


In selecting stocks, portfolio management measures economic value using the CROCI (Reg. TM) Economic Price Earnings Ratio and may adjust this by factors such as stock price volatility, as determined by the CROCI (Reg. TM) Investment Strategy and Valuation Group. The CROCI (Reg. TM) Investment Strategy and Valuation Group may provide other CROCI (Reg. TM) valuation metrics which portfolio management may use in addition to the CROCI (Reg. TM) Economic Price Earnings Ratio. All CROCI (Reg. TM) financial metrics may be adjusted from time to time. Portfolio management may also use factors other than the CROCI (Reg.
TM) strategy in selecting investments.


The fund's portfolio is reviewed periodically and adjusted in accordance with the CROCI (Reg. TM) strategy's rules. Portfolio management actively manages portfolio changes in an attempt to reduce market impact and transaction costs and to manage the portfolio with tax efficiency in mind.

The following information replaces similar disclosure contained in the "PRINCIPAL INVESTMENT STRATEGY" section of the "FUND DETAILS" section of the fund's prospectus.


The CROCI (Reg. TM) strategy is supplied by the CROCI (Reg. TM) Investment Strategy and Valuation Group, a unit of the Deutsche Bank Group, through a licensing arrangement with the fund's Advisor.


CROCI (Reg. TM) INVESTMENT PROCESS. The CROCI (Reg. TM) Investment Process is based on the belief that the data used in traditional valuations (i.e. accounting data) does not accurately appraise assets, reflect all liabilities or represent the real value of a company. This is because the accounting rules are not always designed specifically for investors and often utilize widely differing standards which can make measuring the real asset value of companies difficult. The CROCI (Reg. TM) Investment Process seeks to generate data that will enable valuation comparisons on a consistent basis, resulting in what portfolio management believes is an effective and efficient sector and stock selection process targeting investment in real value.


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                                                   Deutsche
                                                   Asset Management [DB Logo]

The following disclosure is added under the "MAIN RISKS" section within the summary section and the "Fund Details" section of the fund's prospectus:


CROCI (Reg. TM) RISK. The fund will be managed using the CROCI (Reg. TM) Investment Process which is based on portfolio management's belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI (Reg. TM)( )Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund.


The calculation of financial metrics used by the fund (such as, among others, the CROCI (Reg. TM) Economic P/E Ratio) are determined by the CROCI (Reg. TM)( )Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted based on assumptions made by the CROCI (Reg. TM) Investment Strategy and Valuation Group that, subsequently, may prove not to have been correct. As financial metrics are calculated using historical information, there can be no guarantee of the future performance of the CROCI (Reg. TM) strategy.

ALL DISCLOSURE AND REFERENCES IN THE FUND'S PROSPECTUS TO "FOREIGN INVESTMENT RISK" AND "ACTIVE TRADING RISK" ARE HEREBY DELETED.


The following disclosure is added under the "AVERAGE ANNUAL TOTAL RETURNS" sub-heading of the "PAST PERFORMANCE" section of the summary section of the fund's prospectus.


Effective on or about October 3, 2016, the Standard & Poor's (S&P) 500 Index replaced the Russell 1000 (Reg. TM) Value Index as the comparative broad-based securities market index because the Advisor believes that the Standard & Poor's (S&P) 500 Index more closely reflects the fund's overall investments.

The following information replaces the existing disclosure contained under the "Portfolio Manager(s)" sub-heading of the "MANAGEMENT" section of the summary section of the fund's prospectus.


DI KUMBLE, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2016.

JOHN MOODY, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2016.

The following information is added to the existing disclosure contained under "The Investment Advisor" sub-heading of the "WHO MANAGES AND OVERSEES THE FUND" section of the fund's prospectus:



The Advisor has entered into an agreement with an affiliate of the Advisor to license the fund's CROCI (Reg. TM) strategy. The Advisor, not the fund, is responsible for paying the licensing fees.

The following information replaces the existing disclosure contained under the "MANAGEMENT" sub-heading of the "FUND DETAILS" section of the fund's prospectus.


DI KUMBLE, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2016.
o Joined Deutsche Asset Management in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.

o  Senior Portfolio Manager, Head of Tax Managed Equities: New York.

o  PhD in Chemistry, Princeton University.


JOHN MOODY, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2016.
o  Portfolio Analyst: New York.

o Joined Deutsche Asset Management in 1998. Prior to his current role, served as a Business Manager for Active Equity. Previously, he was a Portfolio Analyst for EAFE, Global and Technology Funds and an Investment Accountant for International Funds. He began his career as a Client Service Associate for the International Institutional Equity Group.

o  BS in Business Management, Fairfield University.


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                                       2

The following disclosure is added under the "ADDITIONAL INDEX INFORMATION" heading of the "APPENDIX" section of the fund's prospectus.



STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

EFFECTIVE ON OR ABOUT MAY 1, 2017, EACH PROSPECTUS IS SUPPLEMENTED AS FOLLOWS:



Deutsche Large Cap Value VIP will be renamed Deutsche CROCI (Reg. TM) U.S. VIP.

The following information replaces the first two sentences of the "Main investments" disclosure contained in the "PRINCIPAL INVESTMENT STRATEGY" section of the summary section and the "Fund Details" section of the fund's prospectus:


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks issued by US companies.

               Please Retain This Supplement for Future Reference


January 18, 2017
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                                       3